SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                           FORM 8-K/A



       CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
              THE SECURITIES EXCHANGE ACT OF 1934


                         January 9, 2001
        ------------------------------------------------
        Date of Report (Date of Earliest Event Reported)



                EAGLE CAPITAL INTERNATIONAL, LTD.
     ------------------------------------------------------
     (Exact name of Registrant as specified in its charter)




                             Nevada
         ----------------------------------------------
         (State or Other Jurisdiction of Incorporation)



       0-26322                             88-0327648
------------------------        ---------------------------------
(Commission File Number)        (IRS Employer Identification No.)




   1900 Corporate Blvd., Suite 400E, Boca Raton, Florida 33431
   -----------------------------------------------------------
             (Address of Principal Executive Offices)



                         (561) 988-2550
                 -------------------------------
                 (Registrant's Telephone Number)



  -------------------------------------------------------------
  (Former Name or Former Address, if changed since last report)



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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On November 28, 2000, Christensen & Duncan CPA's LC resigned as the independent accountants of Eagle Capital International, Ltd. (the "Company"). The Company has engaged the accounting firm of Tanner + Co. to serve as the Company's new independent accountants.

     The report of Christensen & Duncan CPA's LC on the financial statements of the Company for the past fiscal year did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except for a going concern uncertainty.

     During the Company's most recent fiscal year and through the date of this Report, the Company has had no disagreements, disputes or differences of opinion with Christensen & Duncan CPA's LC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Christensen & Duncan CPA's LC, would have caused Christensen & Duncan CPA's LC to make reference in its report.



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                           SIGNATURES


     Pursuant to the requirements of the securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     EAGLE CAPITAL INTERNATIONAL, LTD.

Dated: January 9, 2001
                                     By:/s/ Anthony D'Amato
                                        ------------------------------
                                        Anthony D'Amato
                                        President




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